Exhibit 10.84

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                      SERIES B CONVERTIBLE PREFERRED STOCK
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                                   INSCI CORP.

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                  INSCI Corp. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the Sate of Delaware, DOES HEREBY CERTIFY:

                  FIRST: That the Board of Directors of said Corporation, by consent of its members, filed with the minutes of the Board, adopted the following resolutions to amend the second paragraph on page 2 of the Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock which was filed with the Office of the Secretary of the State of Delaware on December 4, 2003 (the "Amended and Restated Designation") in its entirety as follows:

                           RESOLVED, that the second paragraph on page 2 of the
Amended and Restated Designation is hereby amended in its entirety to read as follows:

                           RESOLVED, that pursuant to the authority vested in
the Board of Directors of the Corporation (the "Board") by its Certificate of Incorporation, as amended, the designations of the three series of preferred stock be and hereby are amended and restated, consisting of a total of 10,000,000 authorized shares, to be designated (i) "Series A Convertible Preferred Stock", which consists of 1,668,274 authorized shares (the "Series A Preferred Stock); (ii) Series B Convertible Preferred Stock", which consists of 2,317,040 authorized shares (the "Series B Preferred Stock); and (iii) Series C Convertible Preferred Stock", which consists of 6,014,686 authorized shares (the "Series C Preferred Stock", and collectively with the Series A Preferred Stock and the Series B Preferred Stock, the "Preferred Stock"), having the following rights, preferences, privileges, qualifications and restrictions:

                  SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I, THE UNDERSIGNED, being the President of the Corporation do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this day of March, 2004.

                                   /S/ HENRY F. NELSON
                                  ____________________________ (SEAL)
                                  Henry F. Nelson
                                  President






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